EXHIBIT 4-B

LEASE
------

In consideration of the rents and covenants set forth below, Landlord (as hereinafter defined) hereby leases to Tenant (as hereinafter defined), and Tenant hereby leases from Landlord, the Property (as hereinafter defined), upon the following terms and conditions:

          ARTICLE 11
FUNDAMENTAL LEASE PROVISIONS

1.1 Definitions. The provisions in this Article shall be referred to in this Lease as the "Fundamental Lease
Provisions". Unless otherwise defined herein, capitalized terms used in this Lease shall have the meanings listed in the Fundamental Lease Provisions.

Commencement Date:  Closing_Date

Landlord:      Borrower
               4220  Edison  Lakes Parkway Mishawaka,
               Indiana 46545
               FAX:  (219) 243-4377

Tenant          Opsub
               4220  Edison
               Lakes Parkway
               Mishawaka,
               Indiana 46545
               FAX:  (219) 243-4377

Tenant's EID No.:  Opsub_Tax_ID

Guarantor: Quality Dining, Inc., an Indiana corporation

Property:       That certain real property, together with all improvements
                and   equipment  located thereon, commonly  known as the
                 FranchiseType  located  at  Premises_Street , Premises_City,
                 Premises_State    Premises_Zip , and more particularly
                described  in Exhibit  A attached hereto


Term             Term, commencing on the Commencement Date

Minimum Monthly
Rent:           $__________________, subject to proration and
                  adjustment as provided in Article 2

Lender:              Lender

Franchisor:          Fran_chisor

Franchise
Agreement:        The  Franchise Agreement
                  between Fran_chisor and
                  Tenant with respect to the Property

Permitted Use:      A FranchiseType restaurant

1.2  Intent of Parties.  Landlord
and Tenant acknowledge and agree
that  this  Lease  is being
executed and   delivered
contemporaneously with the
execution and delivery by Landlord
of the Mortgage (as defined in the
Note, as defined below), granting
to  Lender a  first  priority lien
on the  Landlord's  fee  or
leasehold  interest in  the  Property,  which
Mortgage secures Landlord's obligations
under that certain Promissory Note
of even date  herewith  in  the
original principal amount  of
Loan_Amt ("Note").   Tenant
further agrees that as a condition
to  Lender agreeing  to  make a
loan and other financial accommodations
and extensions of credit to Landlord,
and to induce Lender  to  enter into said
financing arrangements, Lender is
relying upon Tenant's execution  of
this  Lease  and  performance
of  all  terms  and conditions
herein.   Tenant acknowledges
receipt  of  a  fully executed copy
of the Mortgage.

ARTICLE 22
TERM AND RENT


2.1  Term2.1   Term.
The Term of this Lease shall be as
set forth in the  Fundamental  Lease
Provisions  and shall be
hereinafter referred to as the
"Lease Term."

2.2  Minimum Monthly Rent2.2 Minimum Monthly Rent.
For the use  and occupancy of the
Property, Tenant shall pay
Landlord the Minimum  Monthly
Rent, in advance, commencing on
the Commencement Date  and
continuing  on the first day of
each  calendar  month thereafter
during  the  Lease  Term,  without
any offset or deduction. Should the
Lease Term commence on a day  other
than the first day of a calendar
month, then the rental for such
first fractional month
shall be computed on a daily basis for the period from the Commencement Date to the end of such calendar month at an amount equal to 1/30th of the Minimum Monthly Rent for each day. Should the Lease Term end on a day other than the last day of a calendar month, then the rental for such fractional month shall be computed on a daily basis at an amount equal to 1/30th of the Minimum Monthly Rent for each day. Tenant shall pay Landlord the Minimum Monthly Rent in lawful money of the United States at the address for Landlord set forth in the Fundamental
Lease Provisions, or to such other
persons or at such other places as
Landlord may designate in writing
to Tenant.

2.3  Impositions2.3 Impositions.
In addition to the Minimum Monthly
Rent, Tenant  shall  pay to  the
parties respectively entitled
thereto all impositions, insurance
premiums, Taxes  (as defined  in
Article 4), operating charges,
maintenance charges, construction
costs,  accounting and legal fees,
and  any  other charges,  costs and
expenses which arise or may be
contemplated under  any
provision  of  this Lease  during
the  Lease  Term (collectively,  the
"Impositions").   Tenant shall
furnish  to Landlord,  promptly
after payment of  any  Taxes  or
insurance premiums, and,  with
respect to any other Impositions,
promptly upon request of Landlord,
official receipts or other
satisfactory proof evidencing  payment  of such
Impositions. Upon  Tenant's failure  to  pay
such Impositions on two (2) or
more  occasions during  the Lease
Term, Landlord shall have the
option to require Tenant  to
deposit  with Landlord (i) funds
sufficient  for  the
payment of the current Impositions
required to be paid by  Tenant
hereunder, and  (b)  onetwelfth  of
the  current     annual or
annualized  Impositions, as the
case may  be (or  those  of  the
preceding  years  if the current
amounts thereof  have  not  been
fixed),  in  advance and on the
same day upon which  the  Minimum
Monthly Rent is due.

2.4  Late Charge2.4 Late Charge.

If any installment of the Monthly
Minimum Rent,  any  Imposition  or
any  other  payment provided for
under this Lease which is payable
by Tenant  is  not received  by
Landlord  by the  date  when  due,
Tenant   shall immediately pay
Landlord as a late charge an amount
equal to  the lesser of (y) 5% of
the amount of such payment or (z)
the maximum amount  of  late
charges permitted by law (the "Late
Charge"). Landlord and Tenant agree
that the Late Charge represents a
fair and reasonable estimate of the
costs that Landlord will incur  by
reason  of  any such late payment
by Tenant.  Acceptance  of  the
Late Charge by Landlord shall not
constitute a waiver of Tenant's
default  with respect to the
overdue amount, nor prevent
Landlord from exercising  any
other  rights and  remedies
available  to Landlord  under  this
Lease on account of such  overdue
amount, unless  such Late Charge is
accompanied by the  amount  of such
overdue payment.

2.5  Net  Lease2.5   Net Lease.

This  Lease  is  what  is commonly
called  a "triple net lease," it being
understood  that Landlord shall
receive the Minimum Monthly Rent
free and clear of any and all
Taxes, other Impositions, liens,
charges, or expenses of
any  nature  whatsoever  incurred
in connection  with  the ownership
and operation of the Property.


ARTICLE 33
USE OF THE PROPERTY

3.1  Use3.1 Use.

Tenant shall use the Property
solely for the Permitted Use. Tenant may not use the Property for any other purpose without obtaining the prior written consent of
Landlord, which consent shall not
be unreasonably withheld.

3.2  Condition of Property3.2 Condition of Premises.
Tenant accepts the   Property  in
its "as is" condition. Tenant acknowledges that Landlord makes no warranty of any kind with respect to the Property.

3.3  Compliance With Law3.3 Compliance With Law.

3.3.1     Tenant  shall,  at
Tenant's  sole expense, comply  in
all  material  respects with  all
applicable  laws, ordinances,
orders,  rules and regulations of
any governmental authorities  and
with any directive of any public
officer  which shall impose any
violation, order or duty upon
Landlord or Tenant with respect to
the Property or the use or
occupation thereof  or signage
thereon, including, without
limitation, any governmental law or
statute, rule, regulation,
ordinance, code, policy or rule of
common  law now  or  hereafter in
effect  relating  to
the environment, health or safety.

3.3.2     Tenant shall not use or
permit the Property to  be  used
in  any manner which will result in
waste  or  the creation  of  a
nuisance, and Tenant shall maintain
the Property free of any
objectionable noises, odors, or
disturbances.


3.4  Environmental Compliance3.4  Environmental Compliance.

3.4.1     Tenant shall, at its sole
cost and expense at all  times
during the Lease Term, comply in
all respects with the Environmental
Laws (as defined below) in its use
and operation of the Property.

3.4.2     Tenant shall not use the
Property for  the purpose of storing
Hazardous Materials (as defined below)
except in full compliance  with  the
Environmental  Laws  and other
applicable laws, and shall not
cause the release of any Hazardous
Material.

3.4.3     Tenant shall notify
Landlord promptly and in reasonable
detail in the event that Tenant
becomes aware  of  or suspects  (i)
the presence  of any Hazardous
Material  on  the Property  (other
than  any  Permitted Hazardous
Materials,  as defined below), or
(ii) a violation of the
Environmental Laws  on the Property.

3.4.4 If Tenant uses or permits the
Property to be used  so  as to
subject Tenant, Landlord or any
occupant  of  the Property  to  a
claim of  violation of the  Environmental
Laws (unless  contested  in  good
faith by appropriate  proceedings),
Tenant shall, at its sole cost and
expense, immediately cease  or
cause  cessation of such use or
operations and shall  remedy  and
fully cure any conditions arising
therefrom.

3.4.5  At its sole cost and
expense, Tenant shall (i)
immediately pay, when due, the cost
of compliance  with  the
Environmental  Laws within  the
Property,  and  (ii)  keep  the
Property  free of any liens imposed
pursuant to the Environmental Laws.
Tenant shall, at all times, use,
handle and dispose of any Permitted
Hazardous Material in a
commercially reasonable manner and
in  compliance  with the
Environmental Laws  and  applicable
industry standards.  Tenant shall
cooperate with Landlord in  any
program  between Landlord and any
governmental entity for  proper
disposal and/or recovery of any
Permitted Hazardous Material.

3.4.6   Tenant  shall  indemnify,
save  and hold Landlord  harmless
from and against any claim,
liability,  loss, damage  or
expense (including, without
limitation,  reasonable attorneys'
fees and disbursements) arising out
of any  violation of  the
covenants of Tenant contained in
this Section by Tenant, or  out of
any violation of the Environmental
Laws by Tenant, its owners,
employees,  agents, contractors,
customers,  guests  and invitees,
which indemnity obligation shall
survive the expiration or
termination of this Lease.


3.4.7     In the event that Tenant
fails to comply with any  of  the
foregoing requirements of this
Section,  after  the expiration  of
the cure period permitted under the
Environmental Laws,  if  any,
Landlord may, but shall not be
obligated  to  (i) elect  that such
failure constitutes a default under
this Lease; and/or  (ii) take any
and all actions, at Tenant's sole
cost  and expense,  that Landlord
deems necessary or desirable to
cure any such  noncompliance.
Tenant shall reimburse Landlord for any costs incurred by Landlord in exercising its options under this subsection within 5 days after receipt of a bill therefor.

3.4.8 The provisions of this
Section shall survive the
expiration or termination of the
Lease Term. Capitalized terms used in this Section and not otherwise defined herein shall have the following meanings:

"Hazardous Materials" means any of
the following as  defined by the
Environmental Laws: solid wastes;
medical or nuclear   waste or
materials;  toxic   or hazardous
substances; natural gas, liquified
natural gas or  synthetic fuel
gas;  petroleum  products or
derivatives,  wastes  or
contaminants (including, without limitation, polychlorinated biphenyls); paint containing lead; ureaformaldehyde foam insulation; asbestos
(including, without limitation,
fibers and friable asbestos);
explosives, and discharges of
sewage or effluent.

"Environmental  Laws" means all
requirements of environmental,
ecological, health,  or industrial
hygiene laws  or regulations or
rules of common law related  to
the Property, including all
requirements imposed  by  any law,
rule,  order, or regulation of any
federal, state, or  local
executive, legislative,
judicial,    regulatory, or
administrative agency, board, or
authority, which relate  to (i)
noise; (ii) pollution or protection
of the air, surface water,  ground
water,  or land; (iii)  solid,
gaseous,  or liquid  waste
generation, treatment, storage,
disposal,  or transportation; (iv)
exposure to Hazardous Materials; or
(v) regulation of the manufacture,
processing, distribution  and
commerce, use, or storage of
Hazardous Materials.

"Permitted Hazardous Material"
means any Hazardous Material which
is necessary and commercially
reasonable  for the  provision  of
any  good  or  service  related  to
the Permitted Use.

3.5  Permits and Licenses3.5 Permits and Licenses.
Tenant shall be solely responsible to
apply for and secure any building permit or permission of any duly constituted authority for the purpose of doing any of the things which Tenant is required or permitted to do under the provisions of this Lease.

3.6   Franchise Agreement3.6
Franchise Agreement.  Tenant is  a
franchisee in good standing with
Franchisor and is not  in default
under the Franchise Agreement
relating to the Property. Tenant
shall  keep  the Franchise Agreement
relating  to the Permitted Use in full
force and effect. Tenant shall promptly provide Landlord with a copy of (i) any notice of termination of the Franchise Agreement, or (ii) any notice of the existence of any breach which, with notice or the passage of time or both, would entitle Franchisor to terminate the Franchise Agreement. Tenant shall not pledge or encumber any asset (tangible or intangible), other than the Excluded Collateral
(as  defined  in the Mortgage),
located at the Property; provided,
however,  this provision  shall not
prohibit Tenant from collaterally
assigning its interest in this
Lease (subject to paragraph 10.1
hereof)  or in  the  Franchise
Agreement to Chase Bank  of  Texas,
National Association, as
Administrative Agent or another
senior lender  or from  entering
into intercreditor agreements from
time  to  time with  any  such
senior lender substantially in the
form  of  the Consent  to
Collateral Assignment dated
September 11,  1998  with Brinker
International, Inc. or the
Intercreditor Agreement  dated on
or about the date hereof with
Burger King Corporation, all of
which  Tenant is permitted to do
provided that such senior lender
shall  simultaneously enter into an
intercreditor agreement  with
Lender  in  substantially  the same
form  as the  Intercreditor
Agreement  of  even date herewith
by and among the Lender,  Chase
Bank of Texas, National
Association, as Administrative
Agent, and certain other parties
("Chase Agreement").

3.7  Liquor License.  Tenant shall
keep any license, permit or
similar approval ("Permits")
relating to the sale of  liquor,
beer or wine on the Property in
connection with the Permitted Use
in full force and effect. Tenant
shall promptly provide Landlord
with  a copy of (i) any notice of
termination of any Permit,  or (ii)
any notice of the existence of any
breach which, with notice or  the
passage of time or both, would
entitle  any  applicable governing
body  to terminate or suspend any
such  Permit  or  to restrict
Tenant's ability to sell liquor,
beer or  wine  on  the Property.
Tenant shall not pledge or encumber
its rights  under the Permits.


3.8  Liens and Encumbrances.
Except as otherwise expressly
permitted  herein, Tenant shall not
pledge or encumber any  asset
(tangible    or    intangible)
located   at the    Property.
Notwithstanding  the foregoing,
this  section  shall   not be
construed to prohibit Tenant from
granting a security interest in
inventory located at the Property
nor from (i) replacing  any  of the
existing furniture, fixtures and
equipment ("FF&E") with FF&E that
is  leased  nor  from granting a
purchase  money  security interest
to finance the acquisition of such
replacement FF&E,  or (ii)  from
continuing  to maintain any
presently  existing  FF&E located
at the Property which is leased.

ARTICLE 44
TAXES AND UTILITIES

4.1  Payment of Taxes4.1 Payment of Taxes.
Tenant shall pay the Taxes
(as defined in the following
Section) applicable to the Property
during the Lease Term.  Landlord
shall  provide Tenant with  copies
of any tax bills applicable to the
Property promptly after receipt of
such bills.  All such payments
shall be made  at least  10  days
prior to the delinquency date of
such  payment. Tenant shall
promptly furnish Landlord with
satisfactory evidence that such
Taxes have been paid.  If any such
Taxes paid by Tenant shall  cover
any period of time prior to or
after the  expiration of  the Lease
Term, Landlord shall reimburse
Tenant to the extent required.   If
Tenant shall fail to pay any such
Taxes,  Landlord shall have the
right (but not the obligation) to
pay the same, in which case Tenant
shall repay such amount plus any
penalties  and interest  resulting
therefrom to Landlord within  5
days  after receipt of a bill
therefor.

  4.2   Definition of "Taxes"4.2 Definition of "Taxes".
As used herein, the term "Taxes" shall include:

4.2.1 any form of real estate tax
or assessment, ad valorem  tax  or
gross receipts tax, imposed  by
any  authority having  the direct
or indirect power to tax, including
any city, county, state,   or
federal government,   or   any   school,
agricultural,   sanitary,  fire,
street, drainage,   or   other
improvement district thereof, on,
against or with respect to  the
Property, this Lease, any legal or
equitable interest of Landlord or
any superior landlord in the
Property or in the real property of
which  the Property are a part,
Landlord's right to  rent  or other
income therefrom, and Landlord's
business of  leasing  the Property;

4.2.2     any  tax,  fee, levy,
assessment, penalty, interest  or
other charge (i) in substitution
of,  partially  or totally,  any
tax, fee, levy, assessment, or
charge hereinabove included  within
this definition of Taxes, or (ii)
any  tax  or increase  in any tax
which is imposed as a result of a
transfer, either  partial or total,
of Landlord's interest in the
Property to Tenant,  or  (iii)  which  is
imposed  by reason  of  this
transaction,  any modifications  or
changes  hereto, or   any transfers
hereof; and

4.2.3     all inspection fees,
taxes, bonds, permits,
certificates,  assessments  and
sales, use,  property  or  other taxes,
fees or tolls of any nature
whatsoever (together with  any
related  interest or penalties) now
or hereafter imposed  against
Landlord  or  Tenant by  any
federal,  state,  county  or  local
governmental  authority upon or
with respect to the  Property  or
the  use  thereof or upon the
possession, leasing, use, operation
or  other disposition  thereof or
upon the  rents, receipts  or
earnings arising therefrom or upon
or with respect to this Lease; and

4.2.4     all taxes assessed
against and levied upon trade
fixtures, furnishings, equipment,
and all  other  personal property
of Tenant contained in the Property
or elsewhere,  which Tenant  shall
cause to be separately assessed and
billed directly to Tenant.

Tenant  shall pay when due or reimburse
and indemnify  and hold
Landlord   harmless   from and
against any Taxes. Notwithstanding the
foregoing, the term "Taxes" shall not include any general income taxes, inheritance taxes, and estate taxes imposed upon Landlord.

4.3   Tenant's Right to Contest Taxes4.3 Tenant's Right  to Contest Taxes.

4.3.1     Tenant shall have the
right, at its sole cost and
expense, to contest the amount or
validity, in whole  or  in part, of any
Taxes  by  appropriate  proceedings
diligently conducted in good faith,
but no such contest shall be
carried  on or  maintained by
Tenant after the time limit for the
payment  of any Taxes unless Tenant
shall (i) pay the amount involved
under protest;  (ii) procure and
maintain a stay of all proceedings
to enforce any collection of any
Taxes, together with all penalties,
interest, costs and expenses, by a
deposit of a sufficient sum of
money, or by such undertaking, as
may be required or permitted by law
to accomplish such stay; or (iii)
deposit with Landlord,  as security
for the  performance  by  Tenant
of  its obligations hereunder  with
respect to such Taxes, 150%  of
such  contested amount  or such
other reasonable security as may be
demanded  by Landlord  to  insure
payment of such  contested  Taxes
and  all penalties, interest, costs
and expenses which may accrue
during the  period  of the contest.
Upon the termination  of  any  such
proceedings,  Tenant shall pay the
amount of such Taxes  or  part
thereof, as finally determined in
such proceedings, together with any
costs,  fees (including all
reasonable attorneys'  fees  and
expenses),   penalties   or  other
liabilities in   connection
therewith;  provided, however, that
if Tenant has deposited  cash or
cash equivalents with Landlord as
security under clause (iii) above,
then,  so  long as no default
exists  under  this  Lease,
Landlord shall  arrange  to pay
such Taxes (or part thereof) together with the applicable costs, fees and liabilities as described above out of such cash or cash equivalents and return any unused balance, if any, to Tenant.
Otherwise, Landlord shall return
to  Tenant all amounts, if any,
held by or on  behalf  of Landlord
which were deposited by Tenant in
accordance with  such clause (iii).

4.3.2     Tenant shall have the
right, at its sole cost and
expense, to seek a reduction in the
valuation of the Property as
assessed  for tax purposes and to
prosecute  any  action  or
proceeding in connection therewith.
Provided Tenant  is  not  in
default  hereunder, Tenant shall be
authorized to retain any  tax
refund of any tax paid by Tenant.

4.3.3 Landlord agrees that whenever Landlord's cooperation is required in any proceeding brought by Tenant to contest any tax, Landlord will reasonably cooperate therein, provided same shall not entail any cost, liability or expense to Landlord.
Tenant shall pay, indemnify and save Landlord harmless of and from, any and all liabilities, losses, judgments, decrees, costs and expenses (including all reasonable attorneys' fees and expenses) in connection with any such contest and shall, promptly after the final settlement, fully pay and discharge the amounts which shall be levied, assessed, charged or imposed or be determined to be payable therein or in connection therewith, and Tenant shall perform and observe all acts and obligations, the performance of which shall be ordered or decreed as a result thereof. No such contest shall subject Landlord to the risk of any civil liability or the risk of any criminal liability, and Tenant shall give such reasonable indemnity or security to Landlord as may reasonably be demanded by Landlord to insure compliance with the foregoing provisions of this Section.

4.4 Payment of Utilities4.4 Payment of Utilities. Tenant shall pay to the utility companies or other parties entitled to payment the cost of all water, heat, air conditioning, gas, electricity, telephone, and other utilities and services provided to or for the Property, including, without limitation, connection fees and taxes thereon. In the case of any utilities or services which are not separately metered and billed directly to Tenant, but are metered jointly with other property, Tenant shall pay to the parties entitled thereto, a pro rata share based on Tenant's usage of such utilities and services.

4.5   Interruption  in Utility Service4.5 Interruption  in
Utility  Service.   Landlord shall not be liable  in  damages  or
otherwise for any failure or interruption of any utility or other service being furnished to the Property, and no such failure or interruption shall entitle Tenant to any abatement of, set off or reduction in the amounts payable to Landlord hereunder or otherwise entitle Tenant to terminate this Lease.

ARTICLE 55
INSURANCE AND INDEMNIFICATION

      5.1  Tenant's Insurance5.1    Tenant's Insurance.  From and
after taking possession of the Property, Tenant shall carry and maintain, at its sole cost and expense, the following types and amounts of insurance:

Insurance Type                   Amount ofCoverage     Risks Covered
--------------                   -----------------     -----------
Commercial General Liability     $1,000,000 per        bodily injury,
                                 occurrence and        property damage and
                                 $2,000,000 in the     contractual liability
                                 aggregate

Property Damage                  full replacement       "all risk", including
                                 value                   sprinkler damage

Business                         not less than 6        loss of earnings by at
Interruption                     installments of        least the perils of
                                 Minimum Monthly Rent   fire and lightning,
                                                        extended coverage,
                                                        vandalism, malicious
                                                        mischief and sprinkler
                                                        leakage
Worker's                         as required by law
compensation

Flood Insurance                  to the extent of       damage caused by
                                 current coverage       flooding


 5.2  Policy Form5.2 Policy Form.

5.2.1  Tenant shall obtain all
policies of insurance required by
Section 5.1 from insurance
companies having  an  A.M. Best
rating of A- or better which are
qualified to do business in the
jurisdiction  where  the Property
are  situated.   All  such policies
shall be issued in the names of
Landlord and Tenant, and shall
name Lender as additional insured.
In addition, all  such policies
providing  coverage for physical
damage include  loss payee  and
mortgagee endorsement in favor of
Landlord and Lender, respectively
and as applicable.  The Tenant
shall cause copies of such
policies  of insurance or
originally executed  certificates
thereof to be delivered to Landlord
prior to Landlord's execution of
this  Lease, and not less than 30
days prior to  any  renewal
thereof.   Landlord shall cause
copies of all  such  policies  of
insurance  or originally executed
certificates thereof,  together
with  any and all renewals thereof,
to be delivered to Lender  no less
than 10 days prior to the effective
date thereof.  As often as  any  such
policy  shall expire or  terminate,
Tenant  shall procure and  maintain
renewal or additional policies with
like terms. None  of  such
policies shall contain any co-insurance requirements and all such policies shall provide for written notice to Landlord and Lender, not less than 10 days prior to any modification, cancellation, lapse, or reduction in the amounts of insurance, and shall further provide that any loss otherwise payable thereunder shall be payable notwithstanding any act or negligence of Landlord or
Tenant which  might,  absent  such
provision,  result in a forfeiture
of all or part of the  payment of
such loss.  All general liability,
property damage, and other casualty
policies  shall be written on an
occurrence  basis  as primary
policies, not contributing with or
in excess of coverage which
Landlord may carry.

5.2.2      Tenant's obligations to
carry the insurance provided  for
above  may be brought within the
coverage  of  an "umbrella" policy
or policies of insurance carried
and maintained by  Tenant;
provided, however, that such policy
or policies shall (i)  have  limits
of not less than $5,000,000, (ii)
name Landlord and  Lender as
additional insureds as their
interests may appear, and (iii)
provide that the coverage afforded
Landlord will not be reduced  or
diminished  by reason of the  use
of  such blanket policies.
Tenant agrees to permit Landlord and Lender at all reasonable times to inspect any policies of insurance of Tenant which Tenant has not delivered to Landlord.

5.3  Subrogation Waiver5.3 Subrogation Waiver.
Landlord (for itself and its insurer) hereby waives any rights, including rights of subrogation, and Tenant (for itself and its insurer) hereby waives any rights, including rights of subrogation, each may have against the other on account of any loss or damage occasioned to
Landlord or Tenant, as the case may
be,  to  their respective property,
the Property or its contents that
are caused by  or result  from
risks insured against under  any
insurance policies  carried by the
parties hereto and in force at the
time of  any such damage.  The
foregoing waivers of subrogation
shall be  operative only so long as
available in the jurisdiction where
the Property are located and so
long as no policy of insurance is
invalidated thereby.

5.4  Payment of Insurance5.4 Payment of Insurance.
In the event that Tenant shall fail to obtain the insurance policies required hereunder or to pay the premiums due for the insurance policies required hereby, Landlord shall have the right, but not the obligation, to pay the same in which case Tenant shall repay such amount plus any penalties or additional amounts resulting therefrom to Landlord within 5 days after receipt of a bill therefor.

5.5    Insurance   Use Restrictions5.5  Insurance   Use
Restrictions.  Tenant shall not
carry any stock or  goods  or  do
anything  in, on, or about the
Property which will substantially
increase  the  insurance rates upon
the  building  of  which  the
Property are a part.

5.6        Indemnification 5.6 Indemnification.
Tenant  shall indemnify  Landlord  for,  defend
Landlord against,  and   save
Landlord harmless from, any
liability, loss, cost, injury,
damage or other expense or risk
whatsoever that may occur or be
claimed by  or with respect to any
person(s) or property on or about
the Property and resulting directly
or indirectly from:

(a)the use, misuse, occupancy,
possession or disuse of  the
Property by Tenant or other persons
claiming through  or under  Tenant,
or their respective agents,
employees,  licensees, invitees,
guests or other such persons;


(b)  the condition of the Property;

(c)  any work or thing done in
respect of construction of, in or
to the Property or any part of the
improvements now  or hereafter
constructed  on  the  Property
(other  than work  by Landlord);

(d)   any  use,  possession,
occupation, operation, maintenance
or management of the Property or
any part hereof;

(e)any  failure to, or to properly,
use, possess, occupy,  operate,
maintain or manage the Property  or
any  part thereof;


(f)  the condition, including
environmental conditions, of the
Property or any part thereof;

(g)  any negligence on the part of
Tenant or any of its agents,
contractors, servants, employees,
licensees or invitees;

(h) any accident, injury or damage
to any person  or property
occurring  in, on or about the
Property  or  any  part thereof
including any sidewalk adjacent
thereto; or

(i)any failure on the part of
Tenant to perform or comply with
any of the covenants, agreements,
terms or conditions contained  in
this Lease on its part to be
performed or complied with.

ARTICLE 66
MAINTENANCE AND REPAIRS

6.1  Tenant's Obligations6.1 Tenant's Obligations.
Tenant shall,  at its sole cost and
expense, maintain in  good  repair,
order,  and  serviceable condition
the Property and  every  part
thereof,  including, without
limitation, all structural
elements of;  all plumbing,
ventilation, heating, air
conditioning,  and electrical
systems and equipment in, on, or
exclusively  serving, the Property;
and all windows, doors,
storefronts, plate  glass, interior
walls,  and ceilings which are part
of  the  Property. Tenant
shall  not  make any claim or
demand upon  or bring  any action
against  Landlord for any loss,
cost, injury,  damage  or other
expense caused by any failure or
defect, structural or
nonstructural, of the Property or
any part thereof.

6.2 Landlord's Obligations6.2 Landlord's Obligations.
Landlord shall  have no obligation to repair
and  maintain  the Property,  nor
any  improvements or equipment
thereon,  whether interior  or
exterior, structural or
nonstructural, ordinary  or
extraordinary.   Tenant  expressly
waives  the benefit  of  any
statute  or law now or hereafter in
effect which would  otherwise
afford  Tenant  the  right to
terminate  this Lease  because  of
Landlord's failure to keep the
Property in good order, condition,
and repair,  or the right to repair
and offset the cost  related
thereto against rent.

6.3  Landlord's Rights6.3 Landlord's Rights.
If Tenant refuses or neglects to make repairs
or maintain the Property,  or any
part thereof,  in  a  manner
reasonably satisfactory     to
Landlord, without prejudice to any
other remedy Landlord may have
hereunder,  upon  giving  Tenant 10
days  prior written  notice,
Landlord  shall have the right to
enter the Property and  perform
such maintenance or make such
repairs on behalf of and  for  the
account of Tenant.  In the event
Landlord so elects, Tenant shall
pay the cost of such repairs,
maintenance, or replacements within
5  days  following receipt of a
bill therefor.  Tenant agrees  to
permit  Landlord or  its  agent  to
enter  the  Property,  upon
reasonable notice by Landlord,
during normal business  hours  for
the purpose of inspecting the
Property.

ARTICLE 77
ALTERATIONS

7.1   Consent to Alterations7.1 Consent to Alterations.
Tenant may,  at  its  sole cost and
expense,  make  alterations,
replacements, additions, changes,
and improvements (collectively
referred to in this Article as
"Alterations") to the Property  as
it  may find necessary or convenient for
its purposes; provided, that if the
cost of such Alterations
is in excess of $100,000 (i) Tenant
shall  be required to obtain the
prior written consent of Landlord,
which  consent  shall not  be
unreasonably  withheld, delayed  or
conditioned, and (ii) such
Alterations shall be made in
accordance with reasonable plans
and specifications and  cost
estimates  prepared by Tenant and
approved in writing in  advance by
Landlord, which approval shall not
be unreasonably  withheld, delayed
or conditioned.  In addition, if
the applicable building codes
require the submission of
architectural plans, Tenant shall
provide Landlord   copies  of  all
architectural plans   and specifications relating
to any such Alteration.

7.2   Removal of Alterations7.2 Removal of Alterations.
All Alterations,  except  for trade
dress  or  items  containing
trademarks or other proprietary
marks, made on the Property shall
become  the property of Landlord at
the expiration or termination of
the Lease Term and shall be
surrendered with the Property.

7.3  Alterations Required by Law7.3 Alterations Required by  Law.
Tenant shall, at its sole cost and
expense,  make  any Alteration,
structural or otherwise, to or on
the  Property,  or any part
thereof, which may be necessary or
required by reason of any  law,
rule,  regulation, or order
promulgated  by competent
government authority.

7.4    General   Conditions
Relating  to Alterations7.4 General
Conditions Relating to Alterations.
Any Alteration shall be subject to
the following conditions:

7.4.1      No  Alteration shall  be
undertaken until Tenant shall have
procured and paid for all required
permits  and authorizations  of all
municipal departments  and
governmental subdivisions having
jurisdiction.

7.4.2     Any Alteration involving
an estimated cost of more than
$100,000 or where the applicable
building codes require the
submission  of architectural plans
shall be conducted  under the
supervision of a licensed architect
or engineer selected  by Tenant
and satisfactory  to Landlord,  and
shall be made in accordance with detailed plans and specifications and cost estimates prepared by such architect or engineer and approved in writing in advance by Landlord.

7.4.3     Any Alteration shall be
made promptly and in a  good
workmanlike manner, by properly
qualified  and  licensed personnel,
and  in compliance with all
applicable  permits  and
authorizations and building and
zoning laws and all laws, and  in
accordance with the orders, rules
and regulations of the Board of
Fire Insurance  Underwriters  and
any other body hereafter exercising similar functions having or asserting jurisdiction over the Property.

7.4.4      No  Alteration shall tie-
in or connect  the Property  or
any improvements thereon with any
property  outside the Property
without the prior written consent
of Landlord, which consent shall
not be unreasonably withheld.

7.4.5     No Alteration shall
reduce the value of  the Property
or  impair  the structural
integrity  of  any  building
comprising a part of the Property.

7.5 Liens7.5   Liens.
In connection  with Alterations,
Tenant shall do all things
necessary to prevent the filing of
any liens or encumbrances against the
Property, or any part thereof, or
upon any interest of Landlord or
any mortgagee or beneficiary under
a deed of trust or any ground or
underlying lessor in any portion
of the Property. Notwithstanding
the foregoing,  Tenant shall have
the right and ability to contest
any such lien and  no Event of
Default hereunder shall be deemed
to have occurred  so long  as
Tenant  is contesting such lien in
good  faith  and  by appropriate
proceedings and has effectively
stayed enforcement of such lien.

ARTICLE 88
CASUALTY

8.1  Casualty8.1 Casualty.
Subject to the terms of  any underlying
ground lease, as modified or
affected by any  landlord consent
and waiver obtained with respect to
the Property,  Tenant acknowledges
and  agree that upon  payment  of
any  casualty insurance proceeds
relating to the Property, the
proceeds shall be  applied  as
provided in the Mortgage, and  the
Lease  shall remain in full force
and effect.

ARTICLE 99
EMINENT DOMAIN

9.1  Condemnation9.1 Condemnation.
Subject to the terms
of  any  underlying ground lease,
as modified or affected by  any
landlord consent  and  waiver
obtained  with  respect to the
Property, Tenant acknowledges and
agrees that upon payment of any
condemnation  proceeds relating to
the  Property,  the  proceeds shall
be applied as provided in the
Mortgage, and the Lease shall
remain in full force and effect.

ARTICLE 1010
ASSIGNMENT

10.1  No  Assignment10.1   No Assignment.
Tenant shall  not assign  this  Lease or Tenant's
interest in and to the  Property.
Any attempted assignment shall be
void, and shall constitute  a
default by Tenant under this
Lease. For purposes of this
Article, the  terms "assign"  and
"assignment"  shall  include  any
act attempting  to,  or  document
purporting to,  assign,  transfer,
sublet,  enter into license or
concession agreements for,  change
ownership  of,  mortgage or
hypothecate this Lease  or
Tenant's interest in   and  to  the
Property  or  any   part thereof.
Notwithstanding the foregoing,
Tenant may enter into a collateral
assignment  or other agreement
regarding this Lease  or  Tenant's
interest   hereunder   with  Chase
Bank   of Texas, National Association,  as  Agent;
provided,  that  any  such
collateral assignment or other
agreement (i) has been approved in
writing by Lender in
its reasonable  discretion,  (ii)   is
expressly subordinate to Lender pursuant to and in accordance with the terms and conditions of the Chase
Agreement, and (iii) shall  not
at  any  time be recorded, nor
shall a memorandum thereof at  any
time  be recorded, so long as the
Note has not been paid in full,
without the prior written consent
of Lender.

10.2  Sale or Transfer10.2     Sale or Transfer.
Tenant and Landlord shall be, directly or indirectly, wholly owned by Guarantor until the earlier of (i) the expiration of this Lease, or (ii) consummation of a Transfer Event in accordance with Section 10.3 below.

10.3 Transfer Event.
Except as provided below, Tenant shall not
consummate a Transfer Event without
the prior written consent of
Landlord and  Lender (the
"Transaction Consent").   As used
herein, "Transfer Event" means (i)
the sale or transfer of all or
substantially  all of the assets of
Tenant,  (ii)  a  merger  or
consolidation  of Tenant into
another corporation  or  entity  or
(iii)  the  sale or transfer of
fifty percent (50%)  or  more  of
Tenant's stock.

10.3.1.   "Transfer Event" shall
not include any sale, transfer,   merger,
consolidation or   other   event or circumstance
if,  after consummation  thereof,
Tenant  and Landlord are  wholly
owned,  directly  or  indirectly,
by Guarantor.

10.3.2.   The Transaction Consent
shall not be required if   all   of   the
following conditions  (the
"Transfer Requirements") are met:
(i) the Property shall be used only
as it  was  used  prior to such
Transfer  Event; (ii)  the combined
net worth of Tenant, the acquiring
corporation  (or entity)  or
surviving corporation (or entity)
(as  the case may  be)  of  such
Transfer Event (the "Transferee"),
the Guarantor (unless the Guarantor
has been or will be released from
its  Guaranty of this Lease upon
consummation of  the Transfer Event
in accordance with Section 10.3.3 below)  and any
other substitute or additional guarantors of this
Lease, if any,  immediately after
the Transfer Event is not  less
than Fifty Million Dollars
($50,000,000) determined on a pro
forma  basis assuming consummation
of the  Transfer  Event; (iii)  the
Transferee shall guarantee this
Lease  and  all other  leases
between Tenant and Landlord; (iv)
the Transfer Event  shall not
result  in  a withdrawal,
downgrade,  or qualification  in
the  rating of any securities
issued  in connection with any
securitization involving the Note
or the Loan Documents (as defined
in the Mortgage) as confirmed  in
writing by   an   appropriate
rating  agency   reasonably
acceptable  to the Lender, (v) the Transferee  and
Landlord shall be,  directly or
indirectly, under  common ownership
immediately upon  consummation  of
the  Transfer   Event,(vi)  Tenant
shall  have provided  written
notice  of  the Transfer Event to
Landlord and Lender not less  than
sixty (60)  days  prior to the
consummation of the Transfer  Event
which notice shall be accompanied
by such documentation  and
information reasonably necessary to
facilitate Landlord  and Lender's
determination that the Transfer
Requirements  have been  satisfied
(and Tenant shall furnish such
supplemental informationand
documentation  reasonably requested
by Landlord and Lender), and (vii)
Tenant agrees to pay for all
reasonable costs and expenses
(including attorney's fees) in
connection with Landlord and
Lender's review of the proposed
Transfer  Event (including the
cost, if any, of confirmation by
the rating agency).

10.3.3     If  all the requirements
of Section 10.3.2 above are
satisfied and if the minimum net
worth requirement specified  in
clause (ii)  thereof  is  satisfied
without reference to Guarantor's net worth, then Guarantor shall be released from its obligations under the
Guaranty  with respect to  this
Lease upon consummation of  the
Transfer Event.

10.4  Further  Assurances.
Landlord,  Tenant, Lender  and
Guarantor  agree  to  execute  and
deliver,  without  additional
consideration, any and all
documents, amendments,
confirmations and  agreements
reasonably necessary to effectuate
the intent  of Section 10.3 above.

ARTICLE 1111
DEFAULT; REMEDIES

11.1 Default11.1 Default.
The occurrence of any one  or more of
the following events shall
constitute an Event of Default by
Tenant under this Lease:


11.1.1    The failure of Tenant to
operate the Property with  the
Permitted Use; provided,
that the foregoing  does  not apply
to a period of time not to exceed
the lesser of (i) six (6) months,
and (ii) any shorter time permitted
by the terms  of  any underlying
lease agreement, during which the
Property  may  be closed due to
fire or other casualty, or
condemnation, so long as all other
terms of this Lease are satisfied.

11.1.2    The failure by Tenant to
make any payment of Minimum
Monthly Rent, Impositions or any
other payment  required to be made
by Tenant hereunder, where such
failure shall continue (i)  for a
period of 15 days at any time when
Landlord and Tenant are  affiliated
entities, or (ii) for a period of
five  (5) days after written notice
at any time when Landlord and
Tenant are not affiliated entities.

11.1.3    Except as otherwise
provided in this Lease, the
failure  by  Tenant to observe or
perform any  of  the  nonmonetary
covenants, conditions, or
provisions of this Lease to be
observed  or  performed  by
Tenant,  where such  failure  shall
continue  for  a  period of 30 days
after written notice  thereof from
Landlord to Tenant; provided,
however, that if the nature of
Tenant's  noncompliance  is  such
that  more  than  30  days  are
reasonably required for its cure,
then Tenant shall not be deemed to
be in default if Tenant commences
such cure within said 30-day period
and thereafter  diligently
prosecutes such cure to completion and the final determination thereof.

11.1.4 The admission by Tenant or any Guarantor of its inability to pay debts as they mature.

11.1.5     Institution  by or
against  Tenant or  any Guarantor
of   any bankruptcy, insolvency,
reorganization, receivership or other similar proceeding involving the creditors of Tenant or any Guarantor, which, if instituted against Tenant or any Guarantor is not dismissed within 60 days after the commencement thereof;

11.1.6     The  issuance or filing
of  any judgment, attachment,
levy,  or  garnishment against
Tenant  or  all  or substantially
all of the assets of Tenant in
excess  of  $250,000 which is not
covered by insurance, the issuance
or filing of  any judgment,
attachment, levy, or garnishment
against any guarantor or  all
or  substantially all of the assets
of any guarantor  in excess  of
$500,000 which is not covered by
insurance,  or  the issuance  or
filing  of  any  judgment,
attachment,  levy, or garnishment
against the Property in excess of
$100,000  which  is not  covered
by insurance, unless any such
judgment, attachment, levy  or
garnishment is dismissed or
enforcement is  effectively stayed
within sixty (60) days or such longer
period,  if any, permitted  by the
local rules of the applicable
jurisdiction  for such dismissal or
stay.

11.1.7      Dissolution,
termination  of existence,
insolvency,  business failure or
assignment for  the  benefit  of
creditors of or by Tenant or any
Guarantor.

11.1.8     Any statement,
representation or information made
or furnished by or on behalf of
Tenant or any Guarantor  to
Landlord  in connection with or to
induce Landlord to enter into this
Lease shall prove to be materially
false or misleading when made or
furnished.

11.1.9      The  default, breach or
insolvency of  any Guarantor beyond
any applicable notice and/or grace
period  under the instrument
evidencing its guaranty.

11.1.10 The occurrence of any Event of Default under the Mortgage.


11.2  Remedies11.2   Remedies.
Upon the occurrence  of  an Event
of Default by Tenant pursuant to
the foregoing Section  or otherwise
under this Lease, Landlord may at
any time thereafter, with or
without notice or demand and
without limiting Landlord in the
exercise of any right or remedy
which Landlord may  have by reason
of such Event of Default:


11.2.1    Terminate Tenant's right
to possession of the Property  by
any lawful means, in which case
this Lease  and  the term hereof
shall  terminate  and  Tenant
shall immediately surrender
possession of the Property to
Landlord.

11.2.2      Landlord shall be
entitled to recover  from Tenant
all  damages incurred by Landlord
by reason  of  Tenant's default.
Tenant acknowledges that this Lease
and the terms  and conditions
contained  herein  were a  material
inducement  and condition   to
Lender  making  the  loan  and
other financial accommodations and
extensions of credit to Landlord
pursuant  to the  Note  and the
Mortgage and Landlord shall  be
subject to acceleration  of  the
Note and to the payment  of  a
Prepayment Premium  (as defined in the Note)
upon, among other things, the occurrence  of
an Event of Default under this
Lease  during  the first  ten  (10)
years of the Lease Term.  Tenant
further  agrees that damages
incurred by Landlord for purposes
of this  Section    11.2.1  shall
include, without limitation,  all
obligations  of Landlord to Lender
under the Note and Mortgage, including
but not limited to the Prepayment Premium.

11.2.3      Landlord shall be
entitled to recover from Tenant an amount equal to the positive difference between:

(a)  the sum of (without
duplication) (x) the present value
of all future payments of Minimum
Monthly Rent due or to become due
under this Lease discounted at the
non-default Stated Rate accruing
under the Note, plus (y) all
payments of Minimum Monthly Rent
then past due under this Lease,
together with all other amounts (if
any) then due and owing under this
Lease, plus (z) the Prepayment
Premium (if any) then due under the
Note; and

(b)  the sum of (without
duplication) (i) the present value
of the then fair market rental
value of  the  Property  discounted
at  the non-default Stated Rate
accruing under the Note, plus (ii)
in the  event  that  Lender has
acquired  Landlord's interest  in
the Property, the then  fair
market value of the Property.

11.2.4    Maintain Tenant's right
to possession of the Property  by
any lawful means, in which case
this Lease  and  the term  hereof
shall continue in effect whether or
not Tenant shall have  vacated or
abandoned the Property.  In such
event  Landlord shall  be  entitled
to enforce all  of  Landlord's
rights  and remedies under the
Lease, including the right to
recover the rent as it becomes due
hereunder.

11.2.5 Pursue  any other remedy now
or hereafter available to Landlord
under the laws or judicial
decisions of the jurisdiction where
the Property are located.

11.3  Cumulative  Remedies11.3
Cumulative Remedies. No remedy or
election hereunder shall be deemed
exclusive but shall, wherever
possible but without duplication,
be cumulative with all other
remedies provided in this Section
or otherwise available at law or in
equity.

ARTICLE 1212
REPRESENTATIONS AND WARRANTIES;
FINANCIAL REPORTING

12.1 Representations and Warranties12.1 Representations and Warranties. To induce Landlord to enter into this Lease, Tenant represents and warrants to Landlord as follows:

12.1.1 This Lease is an enforceable
obligation of Tenant.


12.1.2    Tenant is not a foreign
corporation, foreign partnership,
foreign trust or foreign estate (as
such  terms  are defined in the
Internal Revenue Code of 1986, as
amended) and the regulations
promulgated thereunder).

12.1.3 The financial statements of
Tenant and any Guarantor provided
to Landlord delivered to Landlord
are true and correct   in  all
material  respects,  have  been
prepared in accordance  with
generally accepted accounting
principles,  and fairly  present
the respective  financial
conditions  of the subjects
thereof  as  of  the  respective
dates  thereof. No materially
adverse  change has  occurred  in
the   financial conditions reflected therein since
the respective dates thereof.

12.1.4 There are no actions, suits
or proceedings pending,  or  to
the  best  of Tenant's  knowledge,
threatened, against  or affecting
it or the Property or any Guarantor
which, if  adversely determined,
would materially impair the ability
of Tenant  or Guarantor  to
satisfy  their  obligations under
or relating to this Lease.


12.1.5    Tenant is not in default
under any obligation for  the
payment  of borrowed money, for the
deferred  purchase price  of
property or for the payment of any
rent under any lease agreement,
which, either individually or in
the aggregate,  would adversely
affect the  financial condition  of
Tenant,  or  the ability of Tenant
to perform its obligations
hereunder, or comply with the terms
of this Lease.

12.1.6 Tenant  has  all required
certificates of occupancy, building
permits, certificates of
environmental impact approval, all
zoning, building, safety, fire and
health approvals and all  permits
and  licenses  required  by  any
governmental authority  and
necessary or advisable to operate,
occupy  or  use the Property  for
the Permitted Use, all of which are
unexpired and to the extent
assignable, are hereby collaterally
assigned to Landlord.

12.2 Financial Statements12.2
Financial Statements.  Tenant has
furnished  certain financial
statements  to  Lender,  which
statements  completely  and
accurately present  the   financial condition
of  Tenant on the dates thereof.
There  has  been  no material
adverse change in business,
property or  condition  of Tenant
since the date of such financial
statements. Tenant  is not
insolvent within the meaning of
Section 548(a)(2)(B) of  the
United  States Bankruptcy Code or
any other federal or state  law
using or  defining such term, and
will not be rendered insolvent by
the  transactions contemplated by
this Lease.  Tenant  hereby
covenants  and  agrees  to deliver
to Landlord within  the  time
periods  stated  its financial
statements  and  other  financial
information  necessary  to enable
Landlord  to comply  with  all
financial  reporting obligations
set  forth  in  the  Mortgage.
Without limiting the foregoing,
Tenant acknowledges that pursuant
to the Mortgage, Landlord is
required to maintain a minimum
Fixed Charge  Coverage Ratio (as
defined in the Mortgage),  and
Tenant agrees  to  provide Landlord
with all information  necessary  to
enable Landlord to calculate and
report its Fixed Charge Coverage
Ratio.

ARTICLE 13
OPTION TO PURCHASE

Intentionally Omitted.

ARTICLE 1414
BANKRUPTCY OR INSOLVENCY

14.1  Liquidation14.1 Liquidation.
In the event  that Tenant  shall  become a debtor
under Chapter 7 of the  Bankruptcy
Reform  Act of  1978,  as amended
(the "Bankruptcy  Code"), and
Tenant's  trustee or Tenant shall
elect to assume this Lease  for the
purpose of assigning the same or
otherwise, such election and
assignment may be made only if the
provisions of this Section are
satisfied.   If Tenant or Tenant's
trustee shall fail  to  assume this
Lease within 60 days after the
entry of an order for relief, this
Lease  shall be deemed to have been
rejected.   Immediately thereupon,
Landlord  shall  be entitled  to
possession of the Property without further obligation to Tenant or Tenant's trustee and this Lease, upon the election of Landlord, shall terminate, but Landlord's right to be compensated for damages shall survive, whether or not this Lease shall be terminated.

14.2 Reorganization14.2 Reorganization.
In the event that a voluntary petition for
reorganization is filed by Tenant,
or an involuntary petition is filed
against Tenant under Chapter 11  of
the Bankruptcy Code, or in the
event of the entry of an order for
relief under  Chapter 7 in a case
which is then transferred  to
Chapter  11, Tenant's trustee or
Tenant, as debtor-in-possession,
must  elect to assume this Lease
within 60 days from the date  of
the  filing  of  the petition under
Chapter 11  or  the  transfer
thereto, or Tenant's trustee or the
debtor-in-possession shall be
deemed  to  have  rejected  this
Lease.   Immediately  thereupon,
Landlord shall be entitled to
possession of the Property without
further obligation to Tenant or
Tenant's trustee, and this Lease,
upon the election of Landlord,
shall terminate. Landlord's right
to be compensated for damages,
shall survive, whether or not this
Lease shall be terminated.

14.3 Conditions to Assumption14.3 Conditions to Assumption.
No election  by Tenant's trustee or
the debtor-in-possession  to assume
this Lease, whether under Chapter 7
or Chapter 11,  shall be  effective
unless each of the following conditions
has  been satisfied:

14.3.1     Tenant's trustee or the
debtor-inpossession has cured all
defaults under this Lease, or has
provided Landlord with  evidence
satisfactory to Landlord that it
will  cure all defaults capable of
being cured by the payment of money
within 10 days  from the date of
such assumption and that it will
cure  all other  defaults under
this Lease which are capable of
being cured by  the  performance of
any act within 30 days after the
date  of such assumption.

14.3.2     Tenant's trustee or the
debtor-inpossession has
compensated,  or  has provided
Landlord   with evidence
satisfactory to Landlord that,
within 10 days from  the  date  of such
assumption,  it  will compensate
Landlord  for  any  actual
pecuniary loss incurred by Landlord
arising from the default  of
Tenant,   Tenant's trustee,  or
the  debtor-in-possession   as
indicated  in any  statement of
actual pecuniary  loss  sent by
Landlord to Tenant's trustee or the
debtorin-possession.

14.3.3      Such assumption will
not breach or cause  a default
under  any  provision  of any
other  lease,  mortgage, financing
agreement  or other agreement  by
which Landlord  is bound, relating
to the Property.

14.3.4     Tenant's trustee or the
debtor-inpossession shall (i)
provide Landlord with "Assurance",
as defined below, of the  future
performance  of each of the
obligations  under this Lease  of
Tenant,  Tenant's trustee or the
debtor-in-possession, and  (ii)  in
addition to any other security
deposits  held by Landlord,
deposit  with  Landlord, as
security  for  the  timely payment
of Minimum Monthly Rent and for the
performance  of  all other
obligations of Tenant under this
Lease, an amount equal  to 3  monthly
installments of Minimum Monthly
Rent (in  the  amount then
payable), and (iii) pay in advance
to Landlord on the  date each
installment of Minimum Monthly Rent
is due and payable, onetwelfth of
Tenant's annual obligations for
Impositions to be made by  Tenant
pursuant to this Lease.  The
obligations imposed  upon Tenant's
trustee or the   debtor-in-
possession   by this subsection shall
continue with respect to Tenant or any
assignee of  this  Lease,  after the
conclusion of proceedings  under
the Bankruptcy Code.

For  purposes  of the foregoing
subsection, the term "Assurance" shall mean no less than:

(1)  Tenant's trustee or the
debtor-inpossession has and will
continue to have sufficient
unencumbered assets after   the
payment   of  all  secured
obligations   and administrative
expenses to assure Landlord that
sufficient funds will be available
to fulfill the obligations of Tenant under this Lease; and

(2)   To  secure  to Landlord the
obligations of Tenant, Tenant's
trustee or the debtor-inpossession
and  to assure the ability of
Tenant, Tenant's trustee or the
debtorinpossession  to  cure  the
defaults  under this   Lease,
monetary and/or   nonmonetary,
there  shall   have  been (A)
sufficient  cash deposited with
Landlord,  or  (B)  the bankruptcy
court  shall have entered an  order
segregating sufficient  cash
payable to Landlord, and/or  (C)
Tenant's trustee  or
the debtor-in-possession shall have
granted  to Landlord  a  valid  and
perfected first  lien and  security
interest  and/or  mortgage in
property of  Tenant,  Tenant's
trustee or the debtor-in-
possession, acceptable as to  value
and kind to Landlord.

14.4 Conditions to Assignment14.4 Conditions to Assignment.
If Tenant's trustee or the debtor-in-
possession has assumed this Lease
pursuant to the terms and
provisions of this Section  for the
purpose of assigning (or elects to
assign) this Lease,  this Lease
may be  so  assigned only if the
proposed assignee has provided adequate assurance of future performance of all of the terms, covenants and conditions of this Lease to be performed by Tenant. As used in this subsection "adequate assurance of future performance" shall mean at least that clauses (2)(B) and
(2)(C) of the above definition of
"Assurance", and each of the
following conditions, has been
satisfied:

14.4.1    the proposed assignee has
furnished Landlord with  a current
financial statement audited by a
certified public accountant
determined  in  accordance  with
generally accepted accounting
principles consistently applied
indicating  a  credit rating,  net
worth and working capital in
amounts which Landlord reasonably
determines  to be sufficient  to
assure  the  future performance of
such assignee of Tenant's
obligations  under this Lease,  but
in no event indicating a net worth
less than the  net worth of Tenant
and any guarantors of this Lease,
on the date  of execution hereof;

14.4.2     such assignment will not
breach or cause  a default  under
any provision of any other lease, mortgage, financing agreement or other agreement by which Landlord is bound, relating to the Property;
and

14.4.3    the proposed assignment
will not release  or impair any
guaranty of all or any portion of
this Lease.

14.5  Reasonable Charges14.5
Reasonable Charges.   When,
pursuant to the Bankruptcy Code,
Tenant's trustee or the  debtorin
possession  shall  be  obligated to
pay reasonable  use  and occupancy
charges for the use of the
Property, such charges shall not
be less  than the Minimum Monthly
Rent and  all additional amounts
payable by Tenant under this Lease
and shall be paid  at the  times
and  when  due as though such
charges  were Minimum Monthly Rent
and such additional payments.

ARTICLE 1515
GENERAL PROVISIONS

15.1  Quiet Enjoyment15.1 Quiet
Enjoyment. Subject to  the terms
and conditions of this Lease,
Tenant shall have the  quiet and
peaceful possession of the
Property.

15.2  Definition  of Rent15.2 Definition  of Rent.
All monetary obligations of Tenant to Landlord under the terms of this Lease, including, without limitation, the
Taxes, insurance premiums and other
Impositions payable hereunder shall
be  deemed to be "rent".

15.3 Subordination15.3 Subordination.
This Lease shall be subordinate  to any superior lease,
mortgage, deed of  trust,  or any
other hypothecation or security now
existing  or hereafter placed upon
the Property and to any and all
advances made on  the security
thereof and   to   all   renewals,
modifications, consolidations,
replacements, and extensions
thereof  and  Tenant hereby
agrees, upon request by Landlord,
to execute and  deliver to Landlord
and  its lender(s) a subordination,
non-disturbance and  attornment
agreement  in a  commercially
reasonable  form prescribed
by  such lender(s) with respect to
any such superior lease,  mortgage,
deed  of  trust, hypothecation,  or
security. Landlord and Tenant
further agree that:  (i) in the
event of the occurrence of an Event
of Default under this Lease, Lender
shall have the right to terminate
this Lease; (ii) neither Landlord
nor Tenant  shall  cause  or
permit any recordation  in  any
public records of this Lease or any
memorandum of lease related
thereto; (iii) neither Landlord nor
Tenant shall enter into or be
entitled to  any nondisturbance
agreement from Lender with respect
to this Lease; and (iv) upon the
occurrence of an Event of Default
under this Lease,  Tenant  upon
request of Lender,  and at
Lender's expense, shall take
commercially reasonable efforts to
cause  the restaurant located at
the Property to be operated
pursuant to the terms  of  this
Lease, unless this Lease is
terminated by  Lender pursuant to
clause (i) of this Paragraph.

  15.4  Surrender of Property15.4 Surrender of  Premises.
Except for changes resulting from eminent
domain proceedings,  at the
expiration or sooner termination of
the Lease  Term,  Tenant shall
surrender  the Property in  the
same  condition  as  the Property
were in upon delivery of possession
thereto under  this Lease,
reasonable wear and tear excepted,
and shall surrender all keys for
the Property to Landlord at the
place then fixed for the payment of
rent and shall inform Landlord of
all combinations  on locks,  safes
and vaults, if any, in the
Property.  Tenant shall at   such
time  remove  all  of Tenant's
moveable  equipment, machinery,
trade fixtures and other personal
property, as well as any
alterations  or  improvements, if
requested  to  do  so  by Landlord,
and  shall repair any damage to the
Property  caused thereby, and any
or all of such property not so
removed shall, at Landlord's
option, and to the extent permitted
by applicable law, become  the
exclusive property of Landlord or
be disposed of  by Landlord,  at
Tenant's  sole cost and expense,
without  further notice to or
demand upon Tenant.  In the event
Tenant shall  fail to pay the cost
of any such repair, Landlord may do
so and Tenant shall  reimburse
Landlord for the amount thereof
within  5  days after receipt of a
bill therefor.  If Tenant shall so
surrender the  Property,  Tenant
shall indemnify Landlord against
loss  or liability resulting from
the delay by Tenant in so
surrendering the  Property
including, without limitation, any
claims  made  by any
succeeding  occupant  founded  on
such  delay. Tenant's obligation to
observe or perform this covenant
shall survive  the expiration or
other termination of the Lease
Term.

15.5  Estoppel Certificates15.5 Estoppel Certificates.
Each party (each a "Responding Party") shall at any time upon not less than 10 days' prior written notice from the other party (each a "Requesting
Party") execute, acknowledge, and
deliver  to the Requesting Party a
statement in a form prescribed by
Landlord certifying and
acknowledging the following:  (i)
that this  Lease represents the
entire agreement between Landlord
and Tenant, and is  unmodified  and
in full force and effect (or,  if
modified, stating the nature of
such modification and certifying
that  this Lease, as so modified,
is in full force and effect) and
the  date to  which the Minimum
Monthly Rent and other charges are
paid  in advance,  if any; and (ii)
that there are not, to the
Responding Party's  knowledge,  any
uncured defaults  on  the  part  of
the Requesting Party, or specifying
such defaults if any are claimed.
Any  such  statement  may be
conclusively  relied  upon  by  any
prospective purchaser or
encumbrancer of the Property or  of
the business of the Requesting
Party.

      15.6  Severability15.6 Severability.
The invalidity  of any provision of
this Lease as determined by a court
of competent jurisdiction  shall in
no way affect the validity  of  any
other provision hereof.
15.7 Entire Agreement15.7
Entire Agreement. This Lease
constitutes the entire agreement
between Landlord and Tenant  and
supersedes all prior agreements
between them with respect to the
Property, whether written or oral.

15.8  Notices15.8     Notices.
Any  notice required  or permitted
to be given hereunder shall be in
writing and  may  be given  by
facsimile, personal delivery,
certified  mail, return receipt
requested or by nationally
recognized overnight  courier
service delivered to Tenant or to Landlord,
as the case may  be, at  the  FAX
numbers  or addresses for each  set
forth  in  the Fundamental Lease
Provisions.  Either party may by
notice to  the other  specify  a
different FAX number  or address
for  notice purposes.   A  copy of
all notices required or  permitted
to  be given to Landlord hereunder
shall be concurrently transmitted
to such party or parties at such
addresses as Landlord may from time
to time hereafter designate by
notice to Tenant.

15.9 Waivers15.9    Waivers.
No waiver by Landlord of  any
provision  hereof shall be deemed a
waiver of any other provision
hereof or of any subsequent default
by Tenant of the same of  any other
provision.  Landlord's consent to,
or approval of, any  act shall  not
be  deemed  to render unnecessary
the obtaining  of Landlord's
consent  to  or approval of  any
subsequent  act  by Tenant. The
acceptance of rent hereunder by
Landlord shall  not be  a  waiver
of any preceding default by Tenant
hereunder, other than  the failure
of  Tenant  to pay  the  particular
rent  so accepted,  regardless of
Landlord's knowledge of  such
preceding default at the time of
acceptance of such rent.


15.10 Intentionally  Omitted  15.10 Intentionally Omitted.

      15.11      Holding  Over15.11 Holding Over.
If Tenant remains in possession of the Property or any part thereof after the expiration or termination of the Lease Term, such occupancy shall be a tenancy from monthto-month upon all the provisions of this Lease pertaining to the obligations of
Tenant  and Tenant shall  thereby
waive its rights of notice to quit.
The  monthly rent  due during such
hold-over period shall be equal to
150% of the  Minimum  Monthly  Rent
then in effect,  and  Tenant  shall
continue to be obligated to pay all
Impositions and other amounts
required to be paid by the terms of
this Lease.

      15.12      Choice of Law15.12 Choice of Law.
The laws of the jurisdiction in which the Property are located shall govern the validity, performance, and enforcement of this Lease.

      15.13     Attorneys' Fees15.13 Attorneys' Fees.
Should either party institute any action or
proceeding to  enforce any
provision  hereof or for a
declaration of such party's rights
or obligations hereunder, the
prevailing party shall be entitled
to receive  from  the  losing party
such amounts as  the  court  may adjudge  to  be
reasonable attorneys'  fees  and
expenses  for services rendered to
the party prevailing in any such
action  or proceeding,  and such
fees shall be deemed to have
accrued  upon the  commencement of
such action or  proceeding  and
shall  be enforceable   whether  or
not such action or proceeding is prosecuted to judgment.

15.14      Waiver  of Jury Trial15.14 Waiver  of  Jury Trial.
LANDLORD AND TENANT EACH HEREBY WAIVE  ALL
RIGHT  TO  A TRIAL BY JURY IN ANY CLAIM, ACTION,
PROCEEDING OR COUNTERCLAIM BY
EITHER  LANDLORD  OR  TENANT
AGAINST THE  OTHER  ON  ANY
MATTERS ARISING OUT  OF  OR IN ANY
WAY CONNECTED WITH  THIS LEASE,
THE RELATIONSHIP  OF  LANDLORD  AND
TENANT  AND/OR  TENANT'S  USE  OR
OCCUPANCY OF THE PROPERTY.

15.15      Liability  of Landlord15.15 Liability of Landlord.
In  the event  of any sale  or  other
transfer  of Landlord's interest in
the Property, Landlord shall be
relieved of  all liabilities and
obligations of Landlord hereunder
arising after  the  date  of such
transfer.   Notwithstanding
anything contained herein to the
contrary, Landlord shall have no
personal liability  in respect of
any of the terms, covenants,
conditions or provisions  of this
Lease, and in the event of a
breach  or default  by Landlord of
any of its obligations under this
Lease, Tenant and any persons
claiming by, through or under
Tenant shall look solely to the
equity of the Landlord in the
Property for the satisfaction of
Tenant's and/or such persons'
remedies and claims for damages.

15.16      No  Merger15.16 No Merger.
There shall  be  no merger  of  this
Lease, or the leasehold estate
created  by  this Lease, with any
other estate or interest in the
Property, or  any part  thereof, by
reason of the fact that the same
person,  firm, corporation or other
entity may acquire or own or hold,
directly or  indirectly, (i) this
Lease or the leasehold estate
created by this  Lease,  or any
interest in this  Lease  or  in
any  such leasehold  estate, and
(ii) any such other estate or
interest  in the  Property or any
part thereof; and no such merger
shall occur unless  and  until  all
persons, corporations,
firms  and  other entities  having
an interest (including a security
interest)  in (1) this Lease or the
leasehold estate created by this
Lease; and (2)  any  such other
estate or interest in the Property,
or  any part thereof, shall join in
a written instrument effecting
such merger and shall duly record
the same.

15.17     Interpretation15.17 Interpretation.
The captions by  which  the
Articles and Sections of this Lease
are identified are  for convenience
only and shall have  no  effect
upon  the interpretation of this
Lease. Whenever the context so
requires, singular numbers shall
include the plural, the plural
shall refer to  the  singular, the
neuter gender shall include the
masculine and feminine genders, and
the terms "Landlord" and "Tenant"
and "person" shall include
corporations, limited liability
companies, partnerships,
associations,   other   legal
entities, and individuals.


15.18 Relationship of the Parties15.18 Relationship of the Parties. Nothing in this Lease shall create a partnership, joint venture, employment relationship, borrower and lender relationship, or any other relationship between
Landlord  and Tenant, other than
the relationship of landlord and
tenant.

15.19     Successors15.19 Successors.
This Lease shall be  binding  upon and
inure to the benefit of the parties
hereto and  their respective
personal and legal representatives,
heirs, successors, and assigns.

15.20     Modifications15.20 Modifications.
This Lease may not be altered,
amended, changed, waived,
terminated, or modified in any
manner except by a written
instrument executed by Landlord and
Tenant.

15.21     Brokerage Fees15.21 Brokerage Fees.
Landlord and Tenant  each represent
and warrant that they have not
employed  a broker  in connection
with the execution of this Lease.
Landlord and  Tenant shall each
indemnify and hold the other
harmless from and   against  any
claim  or  claims  for  brokerage
or   other commissions  arising
from such party having employed  a
broker contrary to its
representation in this Section.

15.22 Waiver   of  Redemption15.22 Waiver of Redemption.
To the extent permitted by law, Tenant
hereby waives any  and  all  rights
of redemption with respect to  this
Lease. Tenant hereby waives any
rights it may have to any notice to
cure or  vacate  or  to quit
provided by any current  or  future
law; provided  that the foregoing
shall not be deemed  to  waive any
notice expressly provided in this
Lease.

15.23 Not Binding Until Executed15.23 Not Binding Until Executed. This Lease does not constitute an "offer" and is not binding until fully executed and delivered by Landlord.

15.24     Counterparts15.24 Counterparts.
This Lease may be  executed in one
or more counterparts, each of which
shall  be an original, and all of
which together shall constitute one
and the same instrument.

IN  WITNESS WHEREOF, Landlord and
Tenant have executed this Lease as
of the date first set forth above.

LANDLORD:                           TENANT:

BORROWER,                         OPSUB,
Borrower_Entity                   Opsub_Entity

By:  INDEPENDENT_MEMBER,
     Independent_Member_Entity

Its:  Managing Member


----------------------------         -----------------------
JOHN C. FIRTH                        JOHN C.FIRTH
Executive Vice President and         Executive Vice
Secretary                            President





EXHIBIT AA

DESCRIPTION OF PROPERTY

[LEGAL DESCRIPTION]

















                             LEASE

                            BETWEEN



                            BORROWER

                              AND

                            OPSUB





                        TABLE OF CONTENTS
                                                           PAGE
ARTICLE 1 FUNDAMENTAL LEASE PROVISIONS                     1
          1.1 Definitions                                  1
          1.2 Intent of Parties                            1

ARTICLE 2 TERM AND RENT                                    2
          2.1 Term                                         2
          2.2 Minimum Monthly Rent                         2
          2.3 Impositions                                  2
          2.4 Late Charge                                  2
          2.5 Net Lease                                    2

ARTICLE 3 USE OF THE PROPERTY                              2
          3.1 Use                                          2
          3.2 Condition of Property                        2
          3.3 Compliance With Law                          2
          3.4 Environmental Compliance                     3
          3.5 Permits and Licenses                         4
          3.6 Franchise Agreement                          4
          3.7 Liquor License                               4
          3.8 Liens and Encumbrances                       4

ARTICLE 4 TAXES AND UTILITIES                              5
          4.1 Payment of Taxes                             5
          4.2 Definition of "Taxes"                        5
          4.3 Tenant's Right to Contest Taxes              5
          4.4 Payment of Utilities                         6
          4.5Interruption in Utility Service               6

ARTICLE 5 INSURANCE AND INDEMNIFICATION                    6
          5.1 Tenant's Insurance                           6
          5.2 Policy Form                                  7
          5.3 Subrogation Waiver                           7
          5.4 Payment of Insurance                         7
          5.5 Insurance Use Restrictions                   7
          5.6 Indemnification                              7

ARTICLE 6 MAINTENANCE AND REPAIRS                          8
          6.1 Tenant's Obligations                         8
          6.2 Landlord's Obligations                       8
          6.3 Landlord's Rights                            8

ARTICLE 7 ALTERATIONS                                      9
          7.1 Consent to Alterations                       9
          7.2 Removal of Alterations                       9
          7.3 Alterations Required by Law                  9
          7.4 General Conditions Relating to Alterations   9
          7.5 Liens                                        9
ARTICLE 8 CASUALTY                                        10
          8.1 Casualty                                    10
ARTICLE 9 EMINENT DOMAIN                                  10
          9.1 Condemnation                                10

ARTICLE 10 ASSIGNMENT                                     10
         10.1 No Assignment                               10
         10.2 Sale or Transfer                            10
         10.3 Transfer Event                              10
         10.4 Further Assurance                           11

ARTICLE 11 DEFAULT; REMEDIES                              11
         11.1 Default                                     11
         11.2 Remedies                                    12
         11.3 Cumulative Remedies                         12

ARTICLE 12 REPRESENTATIONS AND
           WARRANTIES; FINANCIAL REPORTING                13
         12.1 Representations and Warranties              13
         12.2 Financial Statements                        13

ARTICLE 13 OPTION TO PURCHASE [Intentionally Omitted]     13
ARTICLE 14 BANKRUPTCY OR INSOLVENCY                       14
        14.1 Liquidation                                  14
        14.2 Reorganization                               14
        14.3 Conditions to Assumption                     14
        14.4 Conditions to Assignment                     15
        14.5 Reasonable Charges                           15

ARTICLE 15 GENERAL PROVISIONS                             15
        15.1 Quiet Enjoyment                              15
        15.2 Definition of Rent                           15
        15.3 Subordination                                15
        15.4 Surrender of Property                        16
        15.5 Estoppel Certificates                        16
        15.6 Severability                                 16
        15.7 Entire Agreement                             16
        15.8 Notices                                      16
        15.9 Waivers                                      16
        15.10 Recording [Intentionally Omitted]           16
        15.11 Holding Over                                17
        15.12 Choice of Law                               17
        15.13 Attorneys' Fees                             17
        15.14 Waiver of Jury Trial                        17
        15.15 Liability of Landlord                       17
        15.16 No Merger                                   17
        15.17 Interpretation                              17
        15.18 Relationship of the Parties                 17
        15.19 Successors                                  17
        15.20 Modifications                               17
        15.21 Brokerage Fees                              18
        15.22 Waiver of Redemption                        18
        15.23 Not Binding Until Executed                  18
        15.24 Counterparts                                18

EXHIBIT A DESCRIPTION OF PROPERTY                         A-1